UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  November 26, 2018

Jones Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36006	80-0907968
(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer Identification No.)
Incorporation or Organization)	Number)

807 Las Cimas Parkway, Suite 350
Austin, Texas	78746
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (512) 328-2953

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.01                                           Notice of Delisting or Failure Satisfy a Continued Listing Rule or Standard; Transfer of listing.

On November 26, 2018, Jones Energy, Inc. (the “Company”) received a letter from The New York Stock Exchange (the “NYSE”) notifying the Company that it had failed to satisfy Rule 802.01B of the NYSE’s Listed Company Manual, which requires listed companies to have an average global market capitalization, over a consecutive 30 trading-day period, of not less than $15,000,000.

As such, the Company chose to move its Class A common stock, par value $0.001 per share (the “Class A Common Stock”), to the OTCQX® effective at the close of trading on November 26, 2018. The Class A Common Stock will begin trading on the OTCQX® upon the trading open on November 27, 2018. The move will not interrupt the trading of Class A Common Stock. The Company remains a publicly traded company and will retain its ticker symbol “JONE”. The Company will continue to make all required filings with the Securities and Exchange Commission (the “SEC”) and will remain subject to all SEC rules and regulations applicable to reporting companies under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The delisting of the Company’s Class A Common Stock from the NYSE could negatively impact the Company by (i) reducing the liquidity and market price of the Company’s Class A Common Stock; (ii) reducing the number of investors willing to hold or acquire the Company’s Class A Common Stock, which could negatively impact the Company’s ability to raise equity financing; (iii) limiting the Company’s ability to use a registration statement to offer and sell freely tradable securities, thereby preventing the Company from accessing the public capital markets; and (iv) impairing the Company’s ability to provide equity incentives to its employees.

Item 7.01                                           Regulation FD Disclosure.

On November 26, 2018, the Company issued a press release announcing the movement of the Company’s Class A Common Stock from the NYSE to the OTCQX®. A copy of the press release is attached as Exhibit 99.1.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing..

Item 9.01                                           Finance Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated November 26, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JONES ENERGY, INC.

Date: November 26, 2018	By:	/s/ Carl F. Giesler, Jr.
Carl F. Giesler, Jr.
Chief Executive Officer